Provision For Environmental Rehabilitation	12 Months Ended
Dec. 31, 2017
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Provision For Environmental Rehabilitation
20.	PROVISION FOR ENVIRONMENTAL REHABILITATION

	2017	2016
Beginning balance at January 1	98,454	124,445
Change in estimates	8,350	(27,870)
Accretion	2,363	2,358
Settlements	(1,205)	(438)
Foreign exchange differences	(88)	(41)

Ending balance at December 31	107,874	98,454

The provision for environmental rehabilitation (“PER”) represents the present value of estimated costs of legal and constructive obligations required to retire an asset, including decommissioning and other site restoration activities. The majority of these expenditures occur after the end of the life of the related operation. For the Gibraltar Mine, it is anticipated that these costs will be incurred over a period of 100 years beyond the end of the mine life. As at December 31, 2017, the PER was calculated using a pre-tax discount rate of 2.26% (2016 – 2.31%), which is based on the long-term Canadian government bond rate and an inflation rate of 2.0% (2016 – 2.0%) in its cash flow estimates. The increase in the PER during 2017 is primarily due to an increase in estimated costs and a reduction in the discount rates.

During 2017, the Company submitted an updated decommissioning cost report for the Gibraltar Mine to the BC Ministry of Energy, Mines and Petroleum Resources as a requirement to maintain its permits in good standing. The underlying cost assumptions supporting the 2017 decommissioning report reflect management’s best estimate for closure costs and were incorporated into the PER. Estimates are reviewed regularly and there have been adjustments to the amount and timing of cash flows as a result of updated information. Assumptions are based on the current economic environment, but actual rehabilitation costs will ultimately depend upon future market prices for the necessary decommissioning work required, which will reflect market conditions at the relevant time. Furthermore, the timing of rehabilitation will depend on when the mine ceases production which, in turn, will depend on future metal prices, operating conditions and many other factors which are inherently uncertain.

The Company has provided deposits and other financial security for its reclamation obligations which is held in trust by the regulatory authorities. Reclamation deposits (Note 12) are returned once the site is reclaimed to a satisfactory level and there are no ongoing monitoring or maintenance requirements. The restricted cash of $7,500 (Note 12) represents the Company’s share of cash security for a letter of credit issued by the Gibraltar Joint Venture as security for reclamation obligations at the Gibraltar Mine. For the Florence Copper project, the Company has issued security for reclamation bonds totaling $6,515, which is supported by surety bonds of an insurance company. The Company has provided cash collateral of $2,002 to the surety provider and these amounts are classified as reclamation deposits (Note 12).